POWER OF ATTORNEY

          I, the undersigned, hereby constitute Maureen E. Towle, Michael H. Koonce, T. Hal Clarke, John A. Dudley, Robert N. Hickey, David M. Leahy and William J. Tomko, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Trustee and for which Keystone Investment Management Company, Evergreen Asset Management Corp., First Union National Bank, or any other investment advisory affiliate of First Union National Bank, serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

         In Witness Whereof, I have executed this Power of Attorney as of March 27, 1998.



Signature                                                              Title


/s/Charles A. Austin III                                               Trustee
------------------------
Charles A. Austin III

                                                 POWER OF ATTORNEY

          I, the undersigned, hereby constitute Maureen E. Towle, Michael H. Koonce, T. Hal Clarke, John A. Dudley, Robert N. Hickey, David M. Leahy and William J. Tomko, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Trustee and for which Keystone Investment Management Company, Evergreen Asset Management Corp., First Union National Bank, or any other investment advisory affiliate of First Union National Bank, serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

         In Witness Whereof, I have executed this Power of Attorney as of March 27, 1998.



Signature                                                              Title


/s/Russell A. Salton, III M.D.                                         Trustee
------------------------------
Russell A. Salton, III M.D.

                                                 POWER OF ATTORNEY

          I, the undersigned, hereby constitute Maureen E. Towle, Michael H. Koonce, T. Hal Clarke, John A. Dudley, Robert N. Hickey, David M. Leahy and William J. Tomko, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Trustee and for which Keystone Investment Management Company, Evergreen Asset Management Corp., First Union National Bank, or any other investment advisory affiliate of First Union National Bank, serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

         In Witness Whereof, I have executed this Power of Attorney as of March 27, 1998.



Signature                                                              Title


/s/K. Dun Gifford                                                      Trustee
-----------------
K. Dun Gifford

                                                 POWER OF ATTORNEY

          I, the undersigned, hereby constitute Maureen E. Towle, Michael H. Koonce, T. Hal Clarke, John A. Dudley, Robert N. Hickey, David M. Leahy and William J. Tomko, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Trustee and for which Keystone Investment Management Company, Evergreen Asset Management Corp., First Union National Bank, or any other investment advisory affiliate of First Union National Bank, serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

         In Witness Whereof, I have executed this Power of Attorney as of March 27, 1998.



Signature                                                              Title


/s/Laurence B. Ashkin                                                  Trustee
---------------------
Laurence B. Ashkin

                                                 POWER OF ATTORNEY

          I, the undersigned, hereby constitute Maureen E. Towle, Michael H. Koonce, T. Hal Clarke, John A. Dudley, Robert N. Hickey, David M. Leahy and William J. Tomko, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Trustee and for which Keystone Investment Management Company, Evergreen Asset Management Corp., First Union National Bank, or any other investment advisory affiliate of First Union National Bank, serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

         In Witness Whereof, I have executed this Power of Attorney as of March 27, 1998.



Signature                                                              Title


/s/William Walt Pettit                                                 Trustee
----------------------
William Walt Pettit

                                                 POWER OF ATTORNEY

          I, the undersigned, hereby constitute Maureen E. Towle, Michael H. Koonce, T. Hal Clarke, John A. Dudley, Robert N. Hickey, David M. Leahy and William J. Tomko, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Trustee and for which Keystone Investment Management Company, Evergreen Asset Management Corp., First Union National Bank, or any other investment advisory affiliate of First Union National Bank, serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

         In Witness Whereof, I have executed this Power of Attorney as of March 27, 1998.



Signature                                                              Title


/s/James S. Howell                                                     Trustee
------------------
James S. Howell

                                                 POWER OF ATTORNEY

          I, the undersigned, hereby constitute Maureen E. Towle, Michael H. Koonce, T. Hal Clarke, John A. Dudley, Robert N. Hickey, David M. Leahy and William J. Tomko, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Trustee and for which Keystone Investment Management Company, Evergreen Asset Management Corp., First Union National Bank, or any other investment advisory affiliate of First Union National Bank, serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

         In Witness Whereof, I have executed this Power of Attorney as of March 27, 1998.



Signature                                                              Title


/s/Leroy Keith, Jr.                                                    Trustee
-------------------
Leroy Keith, Jr.

                                                 POWER OF ATTORNEY

          I, the undersigned, hereby constitute Maureen E. Towle, Michael H. Koonce, T. Hal Clarke, John A. Dudley, Robert N. Hickey, David M. Leahy and William J. Tomko, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Trustee and for which Keystone Investment Management Company, Evergreen Asset Management Corp., First Union National Bank, or any other investment advisory affiliate of First Union National Bank, serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

         In Witness Whereof, I have executed this Power of Attorney as of March 27, 1998.



Signature                                                              Title


/s/Gerald M. McDonnell                                                 Trustee
----------------------
Gerald M. McDonnell

                                                 POWER OF ATTORNEY

          I, the undersigned, hereby constitute Maureen E. Towle, Michael H. Koonce, T. Hal Clarke, John A. Dudley, Robert N. Hickey, David M. Leahy and William J. Tomko, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Trustee and for which Keystone Investment Management Company, Evergreen Asset Management Corp., First Union National Bank, or any other investment advisory affiliate of First Union National Bank, serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

         In Witness Whereof, I have executed this Power of Attorney as of March 27, 1998.



Signature                                                              Title


/s/Thomas L. McVerry                                                   Trustee
--------------------
Thomas L. McVerry

                                                 POWER OF ATTORNEY

               I, the undersigned,  hereby constitute Maureen E. Towle,  Michael
          H. Koonce, T. Hal Clarke, John A. Dudley, Robert N. Hickey, David M. Leahy and William J. Tomko, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Trustee and for which Keystone Investment Management Company, Evergreen Asset Management Corp., First Union National Bank, or any other investment advisory affiliate of First Union National Bank, serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

         In Witness Whereof, I have executed this Power of Attorney as of March 27, 1998.



Signature                                                              Title


/s/David M. Richardson                                                 Trustee
----------------------
David M. Richardson

                                                 POWER OF ATTORNEY

               I, the undersigned,  hereby constitute Maureen E. Towle,  Michael
          H. Koonce, T. Hal Clarke, John A. Dudley, Robert N. Hickey, David M. Leahy and William J. Tomko, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Trustee and for which Keystone Investment Management Company, Evergreen Asset Management Corp., First Union National Bank, or any other investment advisory affiliate of First Union National Bank, serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

         In Witness Whereof, I have executed this Power of Attorney as of March 27, 1998.



Signature                                                              Title


/s/Richard J. Shima                                                    Trustee
-------------------
Richard J. Shima

                                                 POWER OF ATTORNEY

               I, the undersigned,  hereby constitute Maureen E. Towle,  Michael
          H. Koonce, T. Hal Clarke, John A. Dudley, Robert N. Hickey, David M. Leahy and William J. Tomko, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Trustee and for which Keystone Investment Management Company, Evergreen Asset Management Corp., First Union National Bank, or any other investment advisory affiliate of First Union National Bank, serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

         In Witness Whereof, I have executed this Power of Attorney as of March 27, 1998.



Signature                                                              Title


/s/Michael S. Scofield                                                 Trustee
----------------------
Michael S. Scofield